                                                     Exhibit 99.3

                                                   EXECUTION COPY

UTILITY STOCK PLEDGE AGREEMENT (35%)—NEW TRANCHE B LOAN

                     by and among

                   PG&E CORPORATION,

                      as Pledgor

             LEHMAN COMMERCIAL PAPER INC.,

                as Administrative Agent

                          and

         DEUTSCHE BANK TRUST COMPANY AMERICAS,

                  as Collateral Agent

      for the benefit of the Lenders, as Pledgee
___________________________________________________________________________

             Dated as of October 18, 2002
___________________________________________________________________________

     UTILITY STOCK PLEDGE AGREEMENT (35%)—NEW TRANCHE B LOAN

           STOCK PLEDGE AGREEMENT (35%)—NEW TRANCHE B LOAN  (as
amended, modified or supplemented from time to time, this
"Agreement"), dated as of October 18, 2002, among PG&E
CORPORATION, a California corporation (the "Pledgor"), LEHMAN
COMMERCIAL PAPER INC., a corporation organized and existing under the laws of the State of New York, as Administrative Agent for the lenders (the "Lenders") from time to time parties to the
Credit Agreement described below and DEUTSCHE BANK TRUST COMPANY
AMERICAS (the "Pledgee"), as Collateral Agent for the benefit of the Lenders.

                      W I T N E S S E T H :

          WHEREAS, the Pledgor, is a party to the Amended and
Restated Credit Agreement, dated as of June 25, 2002 (as amended, the "Existing Credit Agreement"), with the lenders parties
thereto, Lehman Commercial Paper Inc., as Administrative Agent,
and others, pursuant to which such lenders made the Tranche A
Loan (as defined in the Existing Credit Agreement, the "Existing
Tranche A Loan") and the Tranche B Loan (as defined in the
Existing Credit Agreement, the "Existing Tranche B Loan");

          WHEREAS, pursuant to the Second Amended and Restated
Credit Agreement, dated as of the date hereof (as amended,
supplemented or otherwise modified from time to time, the "Credit
Agreement"), among the Pledgor, the Lenders parties thereto, the
Administrative Agent and others, the Existing Credit Agreement is being amended and restated in its entirety to modify certain of the terms applicable to the Existing Tranche B Loan, which shall continue to be outstanding under the Credit Agreement (the
Existing Tranche B Loan, as so modified and continued, the
"Continued Tranche B Loan"), to reflect repayment of the Existing
Tranche A Loan and to provide for the making of an additional
Tranche B Loan (the "New Tranche B Loan");

          WHEREAS, the Pledgor owns 94% of the issued and
outstanding common stock of Pacific Gas and Electric Company, a
California corporation (the "Issuer"); and

          WHEREAS, it is a condition precedent to the obligation
of the Lenders parties to the Existing Credit Agreement to agree to amend and restate the Existing Credit Agreement,  and  to the obligations of the Lenders to make the New Tranche B Loan under the Credit Agreement, that this Agreement shall have been
executed and delivered;

          NOW, THEREFORE, in consideration of the foregoing
premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent, for the benefit of the Lenders, as follows:

          1. SECURITY FOR OBLIGATIONS.  This Agreement is made by
the Pledgor for the benefit of the Pledgee, acting as Collateral
Agent for the benefit of the Lenders (as more particularly
described in Section 3.1), to secure:

               (i)  the full and prompt payment when due (whether
     at the stated maturity, by acceleration or otherwise) of all
     Obligations of the Pledgor under the Credit Agreement and
     the other Financing Documents in respect of the New Tranche
     B Loan, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, and the due performance and compliance by the Pledgor with the terms thereof;

               (ii) any and all sums advanced by the Pledgee or
     any New Tranche B Lender in order to preserve the Collateral or preserve its security interest in the Collateral (as
     defined below); and

               (iii)in the event of any proceeding for the
     collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) and (ii) above,
     the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder with respect thereto, together with
     reasonable attorneys' fees and court costs related thereto,

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iii) of this Section 1, whether now existing or hereafter arising, being herein collectively called the
"Secured Obligations".

          2. DEFINITIONS.  (a)  Unless otherwise defined herein,
all capitalized terms used herein and defined in Appendix A to the Credit Agreement shall be used herein as therein defined, and the principles of construction set forth in Appendix A to the
Credit Agreement shall apply to this Agreement.

          (b)  In addition, the following capitalized terms used
herein shall have the definitions specified below:

          "Agreement" has the meaning set forth in the first
     paragraph hereof.

          "Collateral" has the meaning set forth in Section 3.1
     hereof.

          "Continued Tranche B Loan" has the meaning set forth in
     the second recital hereto.

          "Credit Agreement" has the meaning set forth in the
     second recital hereto.

          "Existing Credit Agreement" has the meaning set forth
     in the first recital hereto.

           "Existing Tranche A Loan" has the meaning set forth in
     the first recital hereto.

          "Existing Tranche B Loan" has the meaning set forth in
     the first recital hereto.

          "Issuer" has the meaning set forth in the third recital
     hereto.

          "Lenders" has the meaning set forth in the first
     paragraph hereof.

          "Newco Spin" has the meaning set forth in the Credit
     Agreement.

          "Newco Stock" means the Capital Stock of Newco Energy
     Corporation, a California corporation.

          "New Tranche B Loan" has the meaning set forth in the
     second recital hereto.

          "New Tranche B Lender" means any Lender holding a New
     Tranche B Loan, in its capacity as the holder of such Loan.

           "Pledged Stock" means the shares of Capital Stock of
     the Issuer described on Annex A hereto, and any shares of
     Capital Stock of the Issuer at any time issued in respect of the Capital Stock described on Annex A hereto.

          "Pledgee" has the meaning set forth in the first
     paragraph hereof.

          "Pledgor" has the meaning set forth in the first
     paragraph hereof.

          "Proceeds" has the meaning given such term in the UCC.

           "Secured Obligations" has the meaning set forth in
      Section 1 hereof.

          "Securities Act" means the Securities Act of 1933, as
     amended and as in effect from time to time.

          "UCC" means the Uniform Commercial Code as in effect in
     the State of New York from time to time.

           "Utility Stock Pledge Agreement (65%)—Continued Tranche
     B Loan" means the Utility Stock Pledge Agreement (65%)—
     Continued Tranche B Loan, dated as of the date hereof, among the parties hereto, pursuant to which 65% of the common

     stock of the Issuer is being pledged to secure Obligations relating to the Continued Tranche B Loan.

          "Utility Stock Pledge Agreement (65%)—New Tranche B
     Loan" means the Utility Stock Pledge Agreement (65%)—New
     Tranche B Loan, dated as of the date hereof, among the
     parties hereto, pursuant to which 65% of the common stock of the Issuer is being pledged  to secure the Secured
     Obligations.

          "Utility Stock Pledge Agreement (35%)—Continued Tranche
     B Loan" means the Utility Stock Pledge Agreement (35%)—
     Continued Tranche B Loan, dated as of the date hereof, among the parties hereto, pursuant to which the Collateral is
     being pledged  to secure Obligations relating to the
     Continued Tranche B Loan.

          3. PLEDGE OF PLEDGED STOCK, ETC.

          3.1  Pledge. (a)  The Pledgor hereby transfers, pledges
and assigns to the Pledgee, and grants to the Pledgee a first priority security interest in, all of the right, title and
interest of the Pledgor in and to the following, whether now existing or hereafter from time to time acquired by the Pledgor
(collectively, the "Collateral"):

          (i)  the Pledged Stock;

          (ii) all other property hereafter delivered in
     substitution for any of the Pledged Stock, all certificates and instruments representing or evidencing such other
     property and all cash, securities, interest, dividends,
     distributions rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof
     (including, without limitation, any Newco Stock distributed to the Pledgor in respect of the Pledged Stock in connection with the Newco Spin); and

          (iii)     all Proceeds of any and all of the foregoing.

          (b)  The foregoing transfer, pledge, assignment and
grant of a security interest is made to secure the prompt and complete payment and performance when due of the Secured
Obligations.

          (c)  Concurrently herewith, the parties hereto are
entering into the Utility Stock Pledge Agreement (35%)—Continued
Tranche B Loan. It is the intention of the parties hereto and thereto that the security interest and lien created hereby shall be a separate security interest and lien from that created by the
Utility Stock Pledge Agreement (35%)—Continued Tranche B Loan,
and that the security interest and lien created hereby shall be equal in priority to that created by the Utility Stock Pledge
Agreement (35%)—Continued Tranche B Loan.  It is also the
intention of the parties hereto and thereto that any avoidance, pursuant to Sections 547 and 550 of the Bankruptcy Code, of the
security interest and lien created by the Utility Stock Pledge
Agreement (35%)—Continued Tranche B Loan shall have no effect on the lien and security interest created hereby, which shall
continue as a perfected first priority interest in the Collateral securing the Secured Obligations notwithstanding any such
avoidance of the security interest and lien created by the
Utility Stock Pledge Agreement (35%)—Continued Tranche B Loan.

          (d)  Concurrently herewith, the parties hereto are
entering into the Utility Stock Pledge Agreement (65%)—Continued
Tranche B Loan and the Utility Stock Pledge Agreement (65%)—New
Tranche B Loan, in each case covering collateral that is separate and distinct from the Collateral. It is the intention of the parties hereto and thereto that the security interest and lien created hereby shall be a separate security interest and lien from those created by the Utility Stock Pledge Agreement (65%)—
Continued Tranche B Loan and the Utility Stock Pledge Agreement
(65%)—New Tranche B Loan.

          3.2  Procedures.  (a)  To the extent that the Pledgor
at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the
Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, the Pledgor shall (as promptly as
practicable and, in any event, within 10 days after it obtains such Collateral) deliver to the Pledgee any stock certificates evidencing such Collateral, duly endorsed in blank, and take such other actions as the Pledgee shall reasonably request to perfect the Pledgee's security interest in such Collateral.

          (b)  In addition to the actions required to be taken
pursuant to Section 3.2(a) hereof, the Pledgor shall from time to time, at the sole expense of the Pledgor, cause appropriate
financing statements (on Form UCC-1 or other appropriate form)
under the Uniform Commercial Code as in effect in the various relevant States, in form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the
Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be
obtained under the laws of any relevant State).

          3.3  Subsequently Acquired Collateral.  If the Pledgor
shall acquire (by purchase, dividend or similar distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically
(and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to
Section 3.1 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in
Section 3.2 hereof, and will promptly thereafter deliver to the
Pledgee (i) a certificate executed by a principal executive
officer of the Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Lenders) hereunder and (ii) supplements to
Annexes A and B hereto as are reasonably necessary to cause such annexes to be complete and accurate at such time.

          3.4  Transfer Taxes.  Each pledge of Collateral under
Section 3.1 hereof shall be accompanied by any transfer tax
stamps required in connection with the pledge of such Collateral.

          3.5  Certain Representations and Warranties Regarding
the Collateral.  The Pledgor represents and warrants that on the date hereof (i) the Pledged Stock consists of the number and type of shares described in Annex A hereto; (ii) the Pledged Stock constitutes that percentage of the issued and outstanding common stock of the Issuer as is set forth in Annex A hereto; and (iii)
the Pledgor has complied with the respective procedure set forth in Sections 3.2(a) and (b) hereof with respect to each item of
Collateral hereunder.

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.  If
and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to
appoint one or more sub-agents for the purpose of retaining
physical possession of the Collateral, which may be held in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-
agent appointed by the Pledgee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT.  Unless and
until there shall have occurred and be continuing an Event of
Default, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS.  All cash
dividends, cash distributions, cash Proceeds and other cash
amounts payable in respect of the Collateral (other than proceeds of any foreclosure in respect of the Collateral pursuant to
Section 7 hereof, which proceeds shall be distributed and applied as provided in Section 9 hereof) shall be received (a) by the
Pledgor, if no Event of Default shall have occurred and be
continuing and (b) by the Pledgee, if any Event of Default shall have occurred and be continuing (all of which amounts so received by the Pledgee to be delivered by the Pledgee to the
Administrative Agent for application toward prepayment of the
Secured Obligations).  The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:
               (i)  all other or additional capital stock or
     other property (including, but not limited to, cash
     dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the
     Collateral;

               (ii) all other or additional capital stock or
     other property paid or distributed in respect of the
     Collateral by way of split, spin-off, split-up,
     reclassification, combination or similar rearrangement;

               (iii)all other or additional capital stock or
     other property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any
     consolidation, merger, exchange, conveyance of assets,
     liquidation or similar reorganization; and

               (iv) without limiting the generality of the
     foregoing, all shares of Newco Stock distributed in respect of the Collateral.

          Nothing contained in this Section 6 shall limit or
restrict in any way the Pledgee's right to have pledged to it proceeds of the Collateral in any form in accordance with Section
3 of this Agreement.  All dividends, distributions or other
payments which are received by the Pledgor contrary to the
provisions of this Section 6 and Section 7 hereof shall be
received in trust for the benefit of the Pledgee, shall be
segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF DEFAULT OR EVENT OF DEFAULT.
Subject to the Credit Agreement, if there shall have occurred and be continuing an Event of Default, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether
vested in it by this Agreement, any other Financing Document or by law) for the protection and enforcement of its rights in
respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the
Uniform Commercial Code as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights:

               (i)  to receive all amounts payable in respect of
     the Collateral;

               (ii) upon receipt of all requisite regulatory
     approvals, to transfer all or any part of the Collateral
     into the Pledgee's name or the name of its nominee or
     nominees;

               (iii)upon receipt of all requisite regulatory
     approvals, to vote all or any part of the Collateral
     (whether or not transferred into the name of the Pledgee)
     and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor
     hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full
     power of substitution to do so) and to exercise any and all of the rights or powers of the Pledgor in its capacity as a stockholder of the Issuer;

               (iv) at any time and from time to time to sell,
     assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any
     public or private sale, without demand of performance,
     advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or
     otherwise (all of which are hereby waived by the Pledgor to the extent permitted by applicable Law), for cash, on credit or for other property, for immediate or future delivery
      without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute
     discretion may determine, in each case, to the extent
     permitted by applicable Law.  The Pledgee shall not be
     obligated to make any such sale of Collateral regardless of whether any notice of sale has theretofore been given.  The
     Pledgor hereby waives and releases to the fullest extent
     permitted by law any right or equity of redemption with
     respect to the Collateral, whether before or after sale
     hereunder (other than the right to pay the Secured
     Obligations in full), and all rights, if any, of marshalling the Collateral and any other security for the Secured
     Obligations or otherwise.  At any such sale, to the extent permitted by applicable Law, the Pledgee may bid for and
     purchase all or any part of the Collateral so sold free from any such right or equity of redemption.  The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action
     whatsoever with regard thereto; and

               (v)  to set-off any and all Collateral against any
     and all Secured Obligations and to apply such Collateral to the payment of any and all Secured Obligations.

          If, pursuant to applicable Law, prior notice of any of
the foregoing actions is required to be given to the Pledgee, the
Pledgee hereby acknowledges that the minimum time required by such applicable Law, or if no minimum is specified, ten (10)
days, shall be deemed a reasonable notice period.

          8. REMEDIES, ETC., CUMULATIVE.  Each and every right,
power and remedy of the Pledgee provided for in this Agreement or in any other Financing Document, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Financing Document or now or
hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the
Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.  No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the
Pledgee to any other or further action in any circumstances
without notice or demand.

          9. APPLICATION OF PROCEEDS.  All monies collected by
the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied at the written instruction of the Administrative Agent for satisfaction of the Secured Obligations in the order provided in the Credit
Agreement.

          10.  PURCHASERS OF COLLATERAL.  Upon any sale of the
Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt given by the Pledgee or the officer
making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11.  [OMITTED]

          12.  CERTAIN LIMITATIONS  (a)  The Pledgee shall not be
obligated to perform or discharge any obligation of the Pledgor as a result of the pledge hereby effected.

           (b)  The acceptance by the Pledgee of this Agreement,
with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the
Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or
liability under the Collateral.

          13.  FURTHER ASSURANCES; POWER-OF-ATTORNEY.  (a)  At
any time and from time to time, upon the written request of the
Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the
Pledgee reasonably may deem appropriate in order to perfect and preserve the Pledgee's security interest in the Collateral and in order for the Pledgee to obtain the full benefits of this
Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction and the filing of any other equivalent or similar statement or document under any other applicable Law with any other applicable Governmental Authority with respect to the
security interests granted hereby.  The Pledgor also hereby
authorizes the Pledgee to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable Law.  If any amount payable under or in connection with any of the Collateral shall be or become
evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Pledgee and pledged to the Pledgee hereunder, duly endorsed, to the extent necessary, to the Pledgee.

          (b)  The Pledgor hereby appoints the Pledgee such
Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, to act from time to time, solely after the occurrence and during the continuance of an Event of Default and subject to the Credit
Agreement, in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement.

          14.  [OMITTED]

          15.  TRANSFER BY THE PLEDGOR.  The Pledgor will not
sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Financing Documents).

          16.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
PLEDGOR.  (a)  The Pledgor represents, warrants and covenants that:

               (i)  it is the legal, beneficial and record owner
     of, and has good and marketable title to, all Collateral
     consisting of Pledged Stock and it has all rights in the
     Collateral necessary for the security interest purported to be created hereunder to attach (subject, in each case, to no pledge, lien, security interest, charge, option or other
     encumbrance whatsoever, except the liens and security
     interests created by this Agreement);

               (ii) it has full power, authority and legal right
     to pledge all the Collateral pledged by it pursuant to this
     Agreement;

                (iii)this Agreement has been duly authorized,
     executed and delivered by the Pledgor and constitutes a
     legal, valid and binding obligation of the Pledgor
     enforceable against the Pledgor in accordance with its
     terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency,
     reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles
     (regardless of whether enforcement is sought in equity or at law);

               (iv) except to the extent already obtained or
     made, no consent of any other party (including, without
     limitation, any stockholder or creditor of the Pledgor or
     the Issuer) and no consent, license, permit, approval or
     authorization of, exemption by, notice or report to, or
     registration, filing or declaration with, any Governmental
     Authority is required to be obtained by the Pledgor in
     connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of
     this Agreement, (c) the perfection or enforceability of the
     Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable
     securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein; provided, that any
     Person acquiring the voting securities of the Issuer or
     Newco may require prior approval from the Federal Energy
     Regulatory Commission and the California Public Utilities
     Commission.

               (v)  the execution, delivery and performance of
     this Agreement will not violate any provision of any
     applicable Law or regulation or of any order, judgment,
     writ, award or decree of any court, arbitrator or
     Governmental Authority, domestic or foreign, applicable to the Pledgor, or of the certificate of incorporation,
      operating agreement, limited liability company agreement,
     partnership agreement or by-laws of the Pledgor or of any
     securities or other interests issued by the Pledgor or the
     Issuer, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which the Pledgor or the Issuer is a party or by which any of its assets may be bound and will not result in the creation or imposition of (or the obligation to create or impose) any lien or
     encumbrance on any of the assets of the Pledgor or the
     Issuer except as contemplated by this Agreement;

               (vi) all of the Collateral consisting of Pledged
     Stock has been duly and validly issued and acquired, is
     fully paid and non-assessable and is subject to no options to purchase or similar rights; and

               (vii)the pledge and collateral assignment to the
     Pledgee of the Collateral consisting of Pledged Stock,
     together with continued possession by the Pledgee of any
     certificates, instruments, documents or other writings
     evidencing the Pledged Stock and/or the making of relevant filings or recordings and/or any other action required to be taken in accordance with Section 3.2 (all of which have been made or taken, as the case may be), creates in favor of the
     Pledgee a valid and perfected first priority security
     interest in such Collateral, and the proceeds thereof,
     subject to no prior Lien or encumbrance (other than any
     Permitted Lien that is a non-consensual lien arising by
     operation of law) or to any agreement purporting to grant to any third party a Lien or encumbrance (other than any
     Permitted Lien that is a non-consensual lien arising by
     operation of law, and other than the Lien created by the
     Utility Stock Pledge Agreement (35%) – Continued Tranche B
     Loan) on the property or assets of the Pledgor which would include the Pledged Stock and the Pledgee is entitled to all the rights, priorities and benefits afforded by the Uniform
     Commercial Code or other relevant law as enacted in any
     relevant jurisdiction to perfected security interests in
     respect of such Collateral.

          (b)  The Pledgor covenants and agrees that it will
defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as
Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee.

          17.  JURISDICTION OF ORGANIZATION; NAME.    The
Pledgor's name, jurisdiction of organization and identification number are set forth in Annex B hereto.  The Pledgor will not change its name or its jurisdiction of organization, except upon
15 days' prior written notice to the Collateral Agent and
delivery to the Collateral Agent of all additional executed
financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein.

          18.  PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC.  The
obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect
without regard to, and shall not be released, suspended,
discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (except as provided under Section 20), including, without limitation:  (i) any renewal, extension,
amendment or modification of or addition or supplement to or deletion from any Financing Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such
agreement or instrument including, without limitation, this
Agreement; (iii) any furnishing of any additional security to the
Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee (except as
provided under Section 20); (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the
Pledgor or the Issuer, or any action taken with respect to this
Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

          19.  REGISTRATION, ETC.  (a)  If there shall have
occurred and be continuing an Event of Default, then upon receipt by the Pledgor from the Pledgee of a written request or requests that the Pledgor cause any registration, qualification or
compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Pledged Stock, the Pledgor as soon as practicable and at its expense will cause such registration to be effected
(and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested if such registration, qualification or compliance is necessary to permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar
statute then in effect), appropriate qualifications under
applicable blue sky or other state securities laws and
appropriate compliance with any other government requirements, provided, that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other
documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact
contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged
omission) to state therein (or in any related registration
statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.
          (b)  If at any time when the Pledgee shall determine to
exercise its right to sell all or any part of the Collateral consisting of Pledged Stock pursuant to Section 7 hereof, and the
Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities
Act, as then in effect, the Pledgee may sell such Collateral or part thereof, as the case may be, by private sale in such manner and under such circumstances as the Pledgee may deem necessary or reasonably advisable in order that such sale may legally be
effected without such registration.  Without limiting the
generality of the foregoing, in any event the Pledgee (i) may proceed to make such private sale notwithstanding that a
registration statement for the purpose of registering such
Collateral or part thereof shall have been filed under such
Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.  In the event of any such sale, the Pledgee shall incur no responsibility or liability, except to the extent
incurred by reason of its gross negligence, bad faith or willful misconduct, for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid.

          20.  TERMINATION; RELEASE.    After payment in full of
the Secured Obligations and termination of the Credit Agreement, this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein
including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and
expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder.

          21.  NOTICES, ETC.  All notices, requests, demands or
other communications hereunder shall be made in the manner and with the effect provided in Section 9.3 of the Credit Agreement at the addresses provided below or at such other address as shall have been furnished in writing by the relevant Person to the party required to give notice hereunder:
          (a)  If to the Pledgor, at:

               PG&E Corporation
               One Market, Spear Tower Suite 2400
               San Francisco, CA 94105
               Attention: Assistant Treasurer

               Tel.: (415) 267-7052
                Fax.: (415) 267-7265

          (b)  If to the Pledgee, at:

               Deutsche Bank Trust Company Americas
               Corporate Trust and Agency Services
               100 Plaza One, MS: 0603
               Jersey City, NJ 07311
               Attention:  Carmina Bitar Day
               Tel: (201) 593-6832
               Fax: (201) 593-6420

               with a copy to the Administrative Agent at:

               Lehman Commercial Paper Inc.
                745 Seventh Avenue
               New York, New York 10019
               Attention:  Frank Turner/Rich Divito
               Tel: (212) 526-2696/(212) 526-2425
               Fax: (646) 758-1986/(646) 758-4618

          22.  WAIVER; AMENDMENT.  None of the terms and
conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee.

          23.  MISCELLANEOUS.  This Agreement shall be binding
upon the parties hereto and their respective successors and
assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns,
provided that the Pledgor may not assign any of its rights or obligations under this Agreement without the prior consent of the
Pledgee.  The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.
This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall
constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other
provisions of this Agreement which shall remain binding on all parties hereto.  The rights, powers, privileges and immunities of the Collateral Agent set forth in the Credit Agreement shall apply to the Collateral Agent as if expressly set forth herein.

          24.  GOVERNING LAW.   THIS AGREEMENT, INCLUDING ALL
MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE AND MATTERS
RELATING TO THE CREATION, VALIDITY, ENFORCEMENT OR PRIORITY OF
THE SECURITY INTERESTS CREATED BY THIS AGREEMENT, SHALL BE
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO
THE CONFLICT OF LAWS RULES THEREOF (OTHER THAN SECTION 5-1401 OF
THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT AS MAY BE REQUIRED
BY OTHER MANDATORY PROVISIONS OF LAW.

          25.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT
ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY
LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION
WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF
DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY
PARTY RELATING HERETO OR THERETO.  THIS PROVISION IS A MATERIAL
INDUCEMENT FOR THE LENDERS TO ENTER INTO THE CREDIT AGREEMENT AND
THE OTHER FINANCING DOCUMENTS.

          IN WITNESS WHEREOF, the Pledgor, the Pledgee, the
Administrative Agent have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                              PLEDGOR

                              PG&E CORPORATION

                                     PETER A. DARBEE
                              By
                                Name:  Peter A. Darbee
                                 Title:    Senior Vice President
                                           Chief Financial Officer

                              ADMINISTRATIVE AGENT

                              LEHMAN COMMERCIAL PAPER INC.,
                                as Administrative Agent

                                     JAMES P. SEERY, JR.
                              By
                                Name:     James P. Seery,Jr.
                                 Title:   Authorized Signatory

                              PLEDGEE

                              DEUTSCHE BANK TRUST COMPANY
                                AMERICAS, as Collateral Agent

                                      CARMENA BITAR DAY
                              By
                                 Name:  Carmina Bitar Day
                                Title:    Vice President

_____________________________________________________________________
                                                           ANNEX A
                                                               to
                                                 PLEDGE AGREEMENT

                      LIST OF PLEDGED STOCK

                                          Number
         Name of           Type of          of          Certificate No.
        Issuer             Interest       Shares

    Pacific Gas and         Common      105,641,741           ZQU10
    Electric Company        Stock
______________________________________________________________________

                                                          ANNEX B
                                                               to
                                                 PLEDGE AGREEMENT

Name of Pledgor:                 PG&E Corporation

Jurisdiction of Organization:    California

Identification Number:           C1953580